UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2010

Compliance Systems Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-131862	20-4292198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Glen Street - Suite 308 Glen Cove, New York		11542
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 674-4545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2010, the registrant, Compliance Systems Corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of February 5, 2010 (the “Merger Agreement”), with Execuserve Corp., a Virginia corporation (“Execuserve”), CSC/Execuserve Acquisition Corp., a Virginia corporation and wholly-owned subsidiary of the Company (“Merger Sub”), W. Thomas Eley (“Eley”), James A. Robinson, Jr. (“Robinson”) and Robin Rennockl (“Rennockl”).  The Merger Agreement contemplated, among other matters, the consummation of the following transactions:

(a)	merger (the “Merger”) of Merger Sub with and into Execuserve, with Execuserve being the surviving corporation and wholly-owned by the Company;
(b)
issuance of an aggregate of 19,915,285 shares (each, a “Merger Share”) of the common stock, par value $.001 per share (the “Company Common Stock”), of the Company in exchange for all of the issued and outstanding common and preferred stock of Execuserve (collectively, (the “Execuserve Shares”);

(c)
issuance of an additional 28,114,495 shares (each, a “Exchanged Debt Share”) of Company Common Stock in exchange for certain outstanding debt of Execuserve in the aggregate principal amount of $647,000 (the “Execuserve Exchanged Debt”);

(d)
issuance of an aggregate 7,970,220 shares (each, a “Retention Share”) of Company Common Stock to certain employees of Execuserve, including Robinson, who is to receive 3,170,220 Retention Shares, and Rennockl, who is to receive 4,000,000 Retention Shares;

(e)
satisfaction of certain other debt (the “Satisfied Debt”) of Execuserve, including approximately $28,000 owed to Eley relating to charges made on Eley’s personal credit card for Execuserve’s benefit and on a corporate charge card account which Eley had personally guaranteed the payment of all charges on such account;

(f)	Execuserve retaining Eley as a consultant pursuant to a written consulting agreement;
(g)	Execuserve retaining Robinson as its chief executive officer and president pursuant to a written Employment Agreement;
(h)	Execuserve retaining Rennockl as its Vice President of Sales pursuant to a written Employment Agreement;
(i)	Eley being elected to the Company’s Board of Directors;
(j)
all of the Merger Shares, Exchanged Debt Shares and Retention Shares being subject to lock-up arrangements pursuant to which each of the recipients of such shares would be entitled to sell or otherwise dispose of up to 25% of the shares such recipient received beginning six months following the effective date of the Merger, up to 50% of the shares such recipient received beginning twelve months following the effective date of the Merger, up to 75% of the shares such recipient received beginning eighteen months following the effective date of the Merger and all of the shares such recipient received beginning 24 months following the effective date of the Merger.

The Merger became effective on February 9, 2010.  As a result of the Merger’s effectiveness, among other matters, (w) the Company became obligated to issue all of the Merger Shares, Exchanged Debt Shares and Retention Shares, (x) the Company tendered payment in full against the Satisfied Debt, (y) Execuserve retained Eley as a consultant, Robinson as its Chief Executive Officer and President and Rennockl as its Vice President of Sales, and (z) Eley became a member of the Company’s Board of Directors.

Eley served as President of Execuserve from its formation to the effective time of the Merger.  Eley is to receive a total of 2,383,104 Merger Shares as a result of the Merger.  Eley is the father of Rennockl.

Eley is to receive $1,500 per month under his consulting agreement with Execuserve for which he is required to provide at least one day of consulting services per week.  The Eley consulting agreement is to terminate on February 9, 2012, subject to annual renewals thereafter.  Under his consulting agreement, Eley is to receive additional compensation equal to 50% of Execuserve’s post-expenses, net revenues from personnel searches conducted by Eley for Execuserve’s clients.  Under his consulting agreement, Eley is prohibited from performing consulting or personnel searches for any person or entity involved in the business of conducting personnel searches in competition with Execuserve.

Execuserve delivered to Eley an interest bearing, five-year promissory note (the “Eley Note”) in the principal amount of $85,148.70 and dated as of the effective date of the Merger, representing amounts owed to Eley for periods preceding the effective date of the Merger.  The Eley Note bears interest at the rate of 6% per annum.  The Eley Note is only payable out of positive cash flow of Execuserve.

Robinson is to receive a total of six Merger Shares as a result of the Merger and an IRA for his benefit is to receive 733,768 Exchanged Debt Shares in exchange for Execuserve Exchanged Debt held by the IRA in the principal amount of $18,000.  In addition, Robinson is to receive 3,170,220 Retention Shares.

Robinson is to receive a base salary of $3,000 per month for the first five months and $7,000 per month thereafter under his employment agreement with Execuserve for which he is required to provide his full time, attention, efforts, loyalties and energies to the business and affairs of Execuserve.  The Robinson employment agreement is to terminate on February 1, 2012, subject to annual renewals thereafter.  In addition, Robinson is to receive additional compensation based on Execuserve’s cash position on the first and second anniversaries of the effective date of the employment agreement (i.e., the effective date of the Merger), as well as being entitled to participate in a bonus pool that the Company is required to establish for any fiscal year in which Execuserve has a “Pre-Tax Profit” (as defined in his employment agreement).  The employment agreement with Robinson contains non-compete and non-solicitation covenants and work-for-hire provisions granting the Company proprietary rights to all of Robinson’s work product created during the term of the agreement.  The non-compete and non-solicitation covenants have a term expiring four years after employment has been terminated.

Execuserve delivered to Robinson an interest bearing five-year promissory note (the “Robinson Note”) in the principal amount of $54,851.30 and dated as of the effective date of the Merger, representing amounts owed to Robinson for periods preceding the effective date of the Merger.  The Robinson Note bears interest at the rate of 6% per annum.  The Robinson Note is only payable out of positive cash flow of Execuserve.

Rennockl is to receive a total of 182,325 Merger Shares as a result of the Merger.  In addition, Rennockl is to receive 4,000,000 Retention Shares.  Rennockl is the daughter of Eley.

Rennockl is to receive a base salary of $7,000 per month under her employment agreement with Execuserve for which she is required to provide her is full time, attention, efforts, loyalties and energies to the business and affairs of Execuserve.  The Rennockl employment agreement is scheduled to terminate on February 1, 2012, subject to annual renewals thereafter.  Under her employment agreement, Rennockl is to receive additional compensation equal to 7.5% of sales revenues she generates.  The employment agreement with Rennockl contains non-compete and non-solicitation covenants and work-for-hire provisions granting Execuserve proprietary rights to all of Rennockl’s work product created during the term of the agreement.  The non-compete and non-solicitation covenants have a term of four years after employment has been terminated.  Given her position and duties, the Company does not consider Rennockl to be an executive officer of the Company.

As a result of the Merger, Execuserve became a wholly-owned subsidiary of the Company.  Execuserve markets a scalable automated hiring system that utilizes a proprietary software program that assists businesses in evaluating prospective job candidates and determining a candidate’s job fitness from a behavioral prospective.

The financial statements of Execuserve for the years ended December 31, 2008 and 2007 have been made Exhibit 99.1 to this Current Report on Form 8-K and reference is hereby made to such financial statements for further information concerning the financial condition and results of operations of Execuserve at and for the years ended December 31, 2008 and 2009.

The aggregate 19,915,285 Merger Shares were issued to a total of sixteen persons and entities (including three persons and entities who also received Exchanged Debt Shares and two persons and entities who also received Retention Shares).  The aggregate 28,114,495 Exchanged Debt Shares were issued to a total of seventeen persons and entities (including two persons and entities who also received Merger Shares and one person who also received Retention Shares).  The aggregate 7,970,220 Retention Shares were issued to a total of four persons (including two persons who also received Merger Shares and one person who also received Exchanged Debt Shares).  The Company believes the issuances of the 19,915,285 Merger Shares, 28,114,495 Exchanged Debt Shares and 7,970,220 Retention Shares, totaling 56 million shares of Company Common Stock, were exempt from the registration requirements of the Securities Act, by reason of the exemption from registration granted under Section 4(2) of the Securities Act, due to the fact that the issuances of the shares were conducted pursuant to transactions not involving any public offering.

In connection with the consummation of the Merger and in order to fund the future operations of the Company and Execuserve, to fund the payment of outstanding accounts payable of the Company and Execuserve, including the Satisfied Debt, and to restructure the debt currently owed to Agile Opportunity Fund, LLC (“Agile”) by the Company and Execuserve, the Company agreed to borrow additional funds from Agile and restructure the outstanding indebtedness owed to Agile by the Company and Execuserve pursuant to an Amended and Restated Securities Purchase Agreement, dated as of February 5, 2010 (the “Agile A&R Agreement”), among the Company, Execuserve, Spirits Management Inc. (“Spirits”), Barry Brookstein (“Brookstein”), Dean Garfinkel (“Garfinkel”) and Agile.  Garfinkel is the President, Chief Executive Officer and a director of the Company, Brookstein is the Chief Financial Officer and a director of the Company and Spirits is a New York corporation in which Brookstein is an executive officer and the sole shareholder.

The Agile A&R Agreement is an amendment and restatement of the previous agreements between the Company, Spirits, Brookstein, Garfinkel and Agile.  These previous agreements were dated as of May 6, 2008, January 31, 2009, September 21, 2009 and November 23, 2009.  Under such previous agreements, the Company sold and issued to Agile secured convertible debentures (the “Existing Company Debentures”) in the aggregate principal amount of $780,000 and 9.6 million shares (the “Existing Company Shares”) of Company Common Stock for gross proceeds of $780,000.  The Company had granted Agile a security interest in substantially all of the Company’s assets (subject to then existing security interests granted others) to secured the Company’s obligations under the Existing Company Debentures and Spirits, Brookstein and Garfinkel had pledged their shares of preferred stock of the Company as further security for the payment of amounts due under the Existing Company Debentures.

In addition, between November 16, 2007 and June 8, 2008, Execuserve had sold and issued to Agile secured convertible promissory notes (the “Existing Execuserve Notes”) in the aggregate principal amount of $460,000 and warrants (the “Existing Execuserve Warrants”) to purchase shares of the common stock of Execuserve or Execuserve’s successor by merger.  Execuserve had granted Agile a security interest in substantially all of Execuserve’s assets (subject to then existing security interests granted others) to secured Execuserve’s obligations under the Existing Execuserve Notes.

As of the date of the Agile A&R Agreement, accrued and unpaid interest under the Existing Company Debentures totaled $21,924.96 and accrued and unpaid interest under the Existing Execuserve Notes totaled $117,318.60.

The Agile A&R Agreement contemplated, among other matters, the following transactions:

(a)	Agile providing the Company with $525,000 in new funds (the “New Agile Funds”);
(b)
amending and restating the obligations of the Company and Execuserve contained in the Existing Company Debentures and Existing Execuserve Notes, and the new obligations arising in connection with the loan of the New Agile Funds, into one Amended and Restated Secured Convertible Debenture of the Company in the principal amount of $1,765,000 (the “Agile A&R Debenture”) with a maturity date of February 1, 2011 and delivering to Agile the Agile A&R Debenture, with the obligations under the Agile A&R Debenture being guaranteed by Call Compliance Inc., another wholly-owned subsidiary of the Company, and Execuserve;

(c)
subordination of the security interests in the assets of the Company held by Brookstein, Henry A. Ponzio (“Ponzio”) and Nascap Corp. (“Nascap”), to the security interest in the assets of the Company held by Agile;

(d)
repayment (through the use of a portion of the New Agile Funds) to Agile of $10,000 of accrued and unpaid interest under the Existing Company Debentures and $50,000 of accrued and unpaid interest under the Existing Execuserve Notes, with the remaining portions of the accrued and unpaid interest under both the Existing Company Debentures and Existing Execuserve Notes, totaling $79,243.56, being acknowledged as a remaining obligation of the Company due and payable on the maturity date of the Agile A&R Debenture;

(e)	termination of the Existing Execuserve Warrants; and
(f)	issuance to Agile of 2.4 million shares (the “Agile A&R Shares”) of Company Common Stock.

The transactions contemplated by the Agile A&R Agreement were consummated as of February 9, 2010.

The principal and accrued and unpaid interest under the Agile A&R Debenture is convertible, in whole or part, at a per share price equal to the market price of the Company Common Stock on the date of conversion exercise.  If the market price of the Company Common Stock decreases between the date of conversion exercise and the date the stock certificate evidencing the subject conversion shares are delivered to Agile, the Company is obligated to issue to Agile additional shares of Company Common Stock to the effect that Agile receives a total number of shares that Agile would have received if Agile had made the conversion exercise on the date on which the stock certificate had been delivered to Agile.  The Agile A&R Debenture provides for cashless exercise.

The Company believes the issuances to Agile of the Agile A&R Debenture and Agile A&R Shares were exempt from the registration requirements of the Securities Act, by reason of the exemption from registration granted under Section 4(2) of the Securities Act, due to the fact that the issuances of the Agile A&R Debenture and Agile A&R Shares were conducted pursuant to transactions not involving any public offering.

In consideration for their agreeing to subordinate their security interests to the security interest of Agile, effective as of February 9, 2010, the Company issued 1 million shares of Company Common Stock to Brookstein, 3 million shares of Company Common Stock to Ponzio and 7 million shares to Nascap (collectively, the (“Subordination Shares”).  The Company believes the issuances to Brookstein, Ponzio and Nascap of the Subordination Shares were exempt from the registration requirements of the Securities Act, by reason of the exemption from registration granted under Section 4(2) of the Securities Act, due to the fact that the issuances of the Subordination Shares were conducted pursuant to transactions not involving any public offering.
In connection with the consummation of the Merger, the Company issued to Summit Trading Limited (“Summit”) 12 million shares of Company Common Stock as consideration for services rendered with respect to the Merger Agreement in addition to shares of Company Common Stock previously issued to Summit (reference is made to the Company’s filing of a Current Report on Form 8-K, dated December 5, 2008).  The Company believes the issuance to Summit of the 12 million shares of Company Common Stock was exempt from the registration requirements of the Securities Act, by reason of the exemption from registration granted under Section 4(2) of the Securities Act, due to the fact that the issuance of the shares was conducted pursuant to transactions not involving any public offering.

The Company has been deferring a portion of the salaries of Garfinkel and Brookstein, its principal executive officers.  During the fourth quarter of 2009, Garfinkel deferred $55,000 of his salary and Brookstein deferred $50,000 of his salary.  In June of 2009, the Company agreed to grant five-year warrants (each, a “Fourth Quarter 2009 Deferred Salary Warrant”) to purchase shares (each, a “Fourth Quarter 2009 Deferred Salary Warrant Share”) of Company Common Stock at $0.05 per Fourth Quarter 2009 Deferred Salary Warrant Share.  Under this agreement, for every $1 of salary deferred during a fiscal quarter, the Company is obligated to issue 40 Fourth Quarter 2009 Deferred Salary Warrants.  Accordingly, as of December 31, 2009, Garfinkel was granted 2.2 million Fourth Quarter 2009 Deferred Salary Warrants and Brookstein was granted 2 million Fourth Quarter 2009 Deferred Salary Warrants.  The Company believes the grants of these Fourth Quarter 2009 Deferred Salary Warrants were exempt from the registration requirements of the Securities Act, by reason of the exemption from registration granted under Section 4(2) of the Securities Act, due to the fact that the grants were conducted pursuant to transactions not involving any public offering.

The Company has failed to pay dividends on the 1.25 million outstanding shares of its Series B Senior Subordinated Convertible Voting Preferred Stock (the “Series B Preferred Stock”) that were payable on the last day of each month during the fourth fiscal quarter of 2009.  Dividends on the Series B Preferred Stock may only be paid out of funds legally available for such purpose.  Under Nevada law, generally, a corporation’s distribution to stockholders may only be made if, after giving effect to such distribution, (i) the corporation would be able to pay its debts as they become due in the usual course of action and (ii) the corporation’s total assets equal or exceed the sum of the corporation’s liabilities plus the amount that would be needed, if the corporation was to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose rights are superior to those receiving the distribution.

All of the outstanding shares of Series B Preferred Stock are held by Brookstein and Spirits.   Although the Company has been and currently is unable to pay the Series B Preferred Stock dividends when due, the dividends have been and are continuing to be accrued until such time as the monthly dividends can lawfully be paid under Nevada law.  For the fourth fiscal quarter of 2009, the amount of dividends not paid on the Series B Preferred Stock totaled $37,500, consisting of $15,000 due Brookstein and $22,500 due Spirits.  To compensate the holders of the outstanding Series B Preferred Stock for the failure to pay dividends when due, in June 2009, the Company agreed to grant five-year warrants (each, a “Dividend Accrual Warrant”) to purchase shares (each, a “Dividend Accrual Warrant Share”) of Company Common Stock to such holders at $0.05 per Dividend Accrual Warrant Share, at the rate of 40 Deferred Accrual Warrants for every $1 of dividend accrued during the fiscal quarter.  Accordingly, the Company granted 600,000 Dividend Accrual Warrants to Brookstein and 900,000 Dividend Accrual Warrants to Spirits.  The Company believes the grants of these Dividend Accrual Warrants were exempt from the registration requirements of the Securities Act, by reason of the exemption from registration granted under Section 4(2) of the Securities Act, due to the fact that the grants were conducted pursuant to transactions not involving any public offering.

As noted previously, the Company has failed to pay Series B Preferred Stock dividends when due.  The Company anticipates that it will be necessary to continue to defer these dividend payments for each of Brookstein and Spirits through the first six months of 2010.  The amount of deferred dividends for the first six month of 2010 will total $75,000: $30,000 due to Brookstein, and $45,000 due to Spirits.  Brookstein and Spirits have each agreed to such non-payments, subject to their each receiving five-year warrants (each, a “First Half 2010 Series B Deferred Dividend Warrant”) to purchase shares (each, a “First Half 2010 Series B Deferred Dividend Warrant Share”) of Company Common Stock to such holders at $0.01 per First Half 2010 Series B Deferred Dividend Warrant Share.  The First Half 2010 Series B Deferred Dividend Warrants were granted as of January 1, 2010: 3,000,000 to Brookstein, 4,500,000 to Spirits.  The Company believes the grants of these First Half 2010 Series B Deferred Dividend Warrants were exempt from the registration requirements of the Securities Act, by reason of the exemption from registration granted under Section 4(2) of the Securities Act, due to the fact that the grants were conducted pursuant to transactions not involving any public offering.

During the fourth quarter of 2009, we failed to pay interest on the promissory notes we previously issued to Brookstein, Ponzio and Nascap.  The Company’s obligations under these notes were secured by the security interests which Brookstein, Ponzio and Nascap subordinated to the security interest we granted to Agile in connection with the issuance of the Agile A&R Debenture.  The principal amounts of such notes and the amounts of interest not paid during the fourth quarter of 2009 are as follows:

Name of Noteholder	Principal Amounts of Note	Interest Not Paid
Barry M. Brookstein	$50,000	$2,250
Henry A. Ponzio	$150,000	$6,750
Nascap Corp.	$350,000	$10,500

To compensate Brookstein, Ponzio and Nascap for the failure to pay interest on their promissory notes during the fourth quarter of 2009, the Company granted to such noteholders warrants (each, a “Fourth Quarter 2009 Deferred Interest Payment Warrant”) to purchase shares of Common Stock at the rate of 40 Fourth Quarter 2009 Deferred Interest Payment Warrants for every $1 of interest not paid.  The Fourth Quarter 2009 Deferred Interest Payment Warrants have terms substantially identical to the Fourth Quarter 2009 Deferred Salary Warrants and Dividend Accrual Warrants.

As noted previously, the Company has been deferring a portion of the salaries of Garfinkel and Brookstein, its principal executive officers.  The Company anticipates that it will be necessary to continue to defer these executive officers’ salaries through the first six months of 2010.  The amount of deferred salary for the first six months of 2010 for each of the executive officers will total $120,000.  Garfinkel and Brookstein each agreed to such deferments, subject to their each receiving five-year warrants (each, a “First Half 2010 Deferred Salary Warrant”) to purchase 12 million shares (each, a “First Half 2010 Deferred Salary Warrant Share”) of Company Common Stock at $0.01 per First Half 2010 Deferred Salary Warrant Share.  The First Half 2010 Deferred Salary Warrants were granted as of January 1, 2010.  The Company believes the grants of these Deferred Salary Warrants were exempt from the registration requirements of the Securities Act, by reason of the exemption from registration granted under Section 4(2) of the Securities Act, due to the fact that the grants were conducted pursuant to transactions not involving any public offering.

As noted previously, the Company has failed to pay interest due on the promissory notes payable to Brookstein, Ponzio and Nascap.  The Company anticipates that it will be necessary to continue to fail to timely pay interest on these promissory notes through the first six months of 2010.  The amount of interest that will become payable on the promissory notes for the first six months of 2010 will total $39,000; $4,500 due to Brookstein, $13,500 due to Ponzio and $21,000 due to Nascap.  Brookstein, Ponzio and Nascap each agreed to such non-payments, subject to their each receiving five-year warrants (each, a “First Half 2010 Deferred Salary Warrant”) to purchase an aggregate of 4.6 million shares (each, a “First Half 2010 Deferred Interest Warrant Share”) of Company Common Stock at $0.01 per First Half 2010 Deferred Interest Warrant Share.  The First Half 2010 Deferred Interest Warrants were granted as of January 1, 2010; 450,000 to Brookstein, 1.35 million to Ponzio and 2.1 million to Nascap.  The Company believes the grants of these First Half 2010 Deferred Interest Warrants were exempt from the registration requirements of the Securities Act, by reason of the exemption from registration granted under Section 4(2) of the Securities Act, due to the fact that the grants were conducted pursuant to transactions not involving any public offering.

The Company has a substantial payable due its outside counsel, the law firm of Moritt Hock Hamroff & Horowitz, LLP (“Moritt Hock”).  In consideration for Moritt Hock agreeing to provide services in the future, for which Moritt Hock will continue to charge its customary fees, the Company has granted to Moritt Hock 7.5 million five-year warrants (each, a “Moritt Hock Warrant”), each Moritt Hock Warrant entitling its holder to purchase one share of Company Common Stock at a purchase price of $0.01.  The Company believes the grant of the Moritt Hock Warrants were exempt from the registration requirements of the Securities Act, by reason of the exemption from registration granted under Section 4(2) of the Securities Act, due to the fact that the grant was conducted pursuant to transactions not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statement of business acquired.

The audited financial statements of Execuserve at and for the years ended December 31, 2008 and 2007 have been made Exhibit 99.1 to this Current Report on Form 8-K.  The interim unaudited financial statements of Execuserve at and for the nine months ended September 30, 2009 and 2008 will be provided by the filing of an amendment to this Current Report on Form 8-K filed no later than April 25, 2010.

(b)           Pro forma financial information.

The pro forma financial information required by Rule 8-05 of Regulation S-X with respect to the Company’s acquisition of Execuserve will be provided by the filing of an amendment to this Current Report on Form 8-K filed no later than April 25, 2010.

(c)           Exhibits.

Set forth below is a list of exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
2.2
Agreement and Plan of Merger, dated as of February 5, 2010, among Execuserve Corp., Compliance Systems Corporation, CSC/Execuserve Acquisition Corp., W. Thomas Eley, James A. Robinson, Jr. and Robin Rennockl.

10.1	Consulting Agreement, dated as of February 9, 2010, between Execuserve Corp. and W. Thomas Eley.
10.2	Employment Agreement, dated as of February 9, 2010, between Execuserve and Jim Robinson.
10.3	Employment Agreement, dated as of February 9, 2010, between Execuserve and Robin Rennockl.
10.4	Promissory Note of Execuserve Corp., dated as of February 9, 2010 and payable to W. Thomas Eley.
10.5	Promissory Note of Execuserve Corp., dated as of February 9, 2010 and payable to Jim Robinson.
10.6
Form of Lock-Up Agreement to be entered into between Compliance Systems Corporation and each person or entity receiving common stock of Compliance Systems Corporation pursuant to or in accordance with the Agreement and Plan of Merger.

10.7
Amended and Restated Securities Purchase Agreement, dated as of February 5, 2010, among Compliance Systems Corporation, Execuserve Corp., Spirits Management Inc., Barry Brookstein, Dean Garfinkel and Agile Opportunity Fund, LLC.

10.8	Amended and Restated Security Agreement, dated as of February 9, 2010, between Compliance Systems Corporation and Agile Opportunity Fund, LLC.
10.9	Guaranty Agreement, dated as of February 9, 2010, among Call Compliance Inc., Execuserve Corp. and Agile Opportunity Fund, LLC.
10.10	Guarantor Security Agreement, dated as of February 9, 2010, between Execuserve Corp. and Agile Opportunity Fund, LLC.
10.11	Guarantor Security Agreement, dated as of February 9, 2010, between Call Compliance Inc. and Agile Opportunity Fund, LLC.
10.12	Subordination Agreement, dated as of February 9, 2010, between Agile Opportunity Fund, LLC and Barry M. Brookstein.
10.13	Subordination Agreement, dated as of February 9, 2010, between Agile Opportunity Fund, LLC and Nascap Corp.

10.14	Subordination Agreement, dated as of February 9, 2010, between Agile Opportunity Fund, LLC and Henry A. Ponzio.
10.15	Warrant Certificate of Compliance Systems Corp., dated February 11, 2010, evidencing 7.5 million common stock purchase warrants registered in the name of Moritt Hock Hamroff & Horowitz LLP.
10.16	Warrant Certificate of Compliance Systems Corp., dated December 31, 2009, evidencing 2.2 million common stock purchase warrants registered in the name of Dean R. Garfinkel.
10.17	Warrant Certificate of Compliance Systems Corp., dated December 31, 2009, evidencing 2.0 million common stock purchase warrants registered in the name of Barry M. Brookstein.
10.18	Warrant Certificate of Compliance Systems Corp., dated December 31, 2009, evidencing 600,000 common stock purchase warrants registered in the name of Barry M. Brookstein.
10.19	Warrant Certificate of Compliance Systems Corp., dated December 31, 2009, evidencing 900,000 common stock purchase warrants registered in the name of Spirits Management Inc.
10.20	Warrant Certificate of Compliance Systems Corp., dated January 1, 2010, evidencing 3,000,000 common stock purchase warrants registered in the name of Barry M. Brookstein.
10.21	Warrant Certificate of Compliance Systems Corp., dated January 1, 2010, evidencing 4,500,000 common stock purchase warrants registered in the name of Spirits Management Inc.
10.22	Amended and Restated Secured Convertible Debenture of Compliance Systems Corporation, dated February 9, 2010, payable to Agile Opportunity Fund, LLC and in the principal amount of $1,765,000.
10.23	Warrant Certificate of Compliance Systems Corp., dated December 31, 2009, evidencing 90,000 common stock purchase warrants registered in the name of Barry M. Brookstein.
10.24	Warrant Certificate of Compliance Systems Corp., dated December 31, 2009, evidencing 270,000 common stock purchase warrants registered in the name of Henry A. Ponzio.
10.25	Warrant Certificate of Compliance Systems Corp., dated December 31, 2009, evidencing 420,000 common stock purchase warrants registered in the name of Nascap Corp.
10.26	Warrant Certificate of Compliance Systems Corp., dated January 1, 2010, evidencing 12 million common stock purchase warrants registered in the name of Dean R. Garfinkel.
10.27	Warrant Certificate of Compliance Systems Corp., dated January 1, 2010, evidencing 12 million common stock purchase warrants registered in the name of Barry M. Brookstein.
10.28	Warrant Certificate of Compliance Systems Corp., dated January 1, 2010, evidencing 450,000 common stock purchase warrants registered in the name of Barry M. Brookstein.

10.29	Warrant Certificate of Compliance Systems Corp., dated January 1, 2010, evidencing 1,350,000 common stock purchase warrants registered in the name of Henry A. Ponzio.
10.30	Warrant Certificate of Compliance Systems Corp., dated January 1, 2010, evidencing 2,100,000 common stock purchase warrants registered in the name of Nascap Corp.
10.31
Securities Purchase Agreement, dated as of May 6, 2008, between Compliance Systems Corporation and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.32
Secured Convertible Debenture of Compliance Systems Corporation, dated May 6, 2008, in the principal amount of $300,000 and payable to Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.33
Security Agreement, dated as of May 6, 2008, between Compliance Systems Corporation and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.34
Limited Non-Recourse Guaranty Agreement, dated as of May 6, 2008, between Dean Garfinkel and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.35
Limited Non-Recourse Guaranty Agreement, dated as of May 6, 2008, between Barry Brookstein and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.36
Limited Non-Recourse Guaranty Agreement, dated as of May 6, 2008, between Spirits Management, Inc. and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.37
Stock Pledge Agreement, dated as of May 6, 2008, between (sic) Agile Opportunity Fund, LLC, Dean Garfinkel and Barry Brookstein.  [Incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.38
Secured Convertible Debenture of Compliance Systems Corporation, dated September 2, 2008, in the principal amount of $300,000 and payable to Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (Date of Report: September 2, 2008) of Compliance Systems Corporation, filed with the SEC on September 5, 2008.]

10.39
Amended and Restated Secured Convertible Debenture of Compliance Systems Corporation, dated May 6, 2008, in the principal amount of $300,000 and payable to Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.6 of the Form 8-K (Date of Report: January 26, 2009) of Compliance Systems Corp., filed with the Securities and Exchange Commission on April 14, 2009.]

10.40
Amended and Restated Secured Convertible Debenture of Compliance Systems Corporation, dated September 2, 2008, in the principal amount of $300,000 and payable to Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.7 of the Form 8-K (Date of Report: January 26, 2009) of Compliance Systems Corp., filed with the Securities and Exchange Commission on April 14, 2009.]

10.41
Agreement to Amend and Restate Secured Convertible Debentures, dated as of January 31, 2009, between Compliance Systems Corporation and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.1 of the Form 8-K (Date of Report: January 26, 2009) of Compliance Systems Corp., filed with the Securities and Exchange Commission on April 14, 2009.]

10.42
Omnibus Amendment and Securities Purchase Agreement, dated as of September 18, 2009, between Compliance Systems Corporation and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.1 of the Form 8-K (Date of Report: September 18, 2009) of Compliance Systems Corp., filed with the Securities and Exchange Commission on September 22, 2009.]

10.43
Secured Convertible Debenture of Compliance Systems Corporation, dated September 21, 2009, in the principal amount of $100,000 and payable to Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K (Date of Report: September 18, 2009) of Compliance Systems Corp., filed with the Securities and Exchange Commission on September 22, 2009.]

10.44
Second Omnibus Amendment and Securities Purchase Agreement, dated as of November 23, 2009, between Compliance Systems Corporation and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K (Date of Report: November 23, 2009) of Compliance Systems Corp., filed with the Securities and Exchange Commission on November 30, 2009.]

10.45
Secured Convertible Debenture of Compliance Systems Corporation, dated November 23, 2009, in the principal amount of $80,000 and payable to Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K (Date of Report: November 23, 2009) of Compliance Systems Corp., filed with the Securities and Exchange Commission on November 30, 2009.]

99.1	Audited Financial Statements of Execuserve Corp. at and for the years ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2010	Compliance Systems Corporation

	By:	/s/ Dean R. Garfinkel
Dean R. Garfinkel, President